                                                                   EXHIBIT 10.22


                              GUARANTY AGREEMENT
                              ------------------

                                  (Corporate)

          THIS GUARANTY AGREEMENT (this "Guaranty") is made and entered into
                                         --------
this 10th day of August, 1999 by NEW ORLEANS PADDLEWHEELS, INC., a Louisiana corporation (the "Guarantor"), in favor of HWCC-LOUISIANA, INC. (the "Lender").
                  ---------                                           ------

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Shreveport Paddlewheels, L.L.C., a Louisiana limited liability company ("Borrower"), is a wholly-owned subsidiary of Guarantor;
                    --------

          WHEREAS, Borrower and Lender are parties to a Loan Agreement of even date herewith (herein, as from time to time amended, supplemented or restated, referred to as the "Loan Agreement"), pursuant to which Lender has agreed to
                    --------------
advance funds to Borrower which are to be used by Borrower for the purposes described in the Loan Agreement;

          WHEREAS, pursuant to the Loan Agreement, Borrower has executed or will execute in favor of Lender a certain Note;

          WHEREAS, as a condition precedent to Lender's obligation to advance funds pursuant to the Loan Agreement, Borrower and Guarantor, among others, have agreed to execute and deliver to Lender certain Loan Documents to evidence and provide security for, among other things, the indebtedness of Borrower under the Note and the Loan Agreement; and

          WHEREAS, one of said Loan Documents to be executed by Guarantor is this Guaranty;

          NOW, THEREFORE, in consideration of the premises and the benefits to be derived by Guarantor as an affiliate of Borrower as a consequence of the Loan to be made by Lender to Borrower pursuant to the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor does hereby covenant and agree with Lender as follows:

                                   ARTICLE I

                  REPRESENTATIONS, WARRANTIES AND PARTICULAR
                  ------------------------------------------
                          COVENANTS OF THE GUARANTOR
                          --------------------------

     SECTION 1.1  Representations and Warranties of Guarantor.  The Guarantor
                  -------------------------------------------
represents and warrants that:

        (a) The recitals at the beginning of this Guaranty are true and correct in all respects;

        (b) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana and Guarantor has all requisite corporate power and authority to execute, deliver and perform this Guaranty;

        (c) The execution, delivery and performance of this Guaranty have been duly authorized by all proper proceedings and do not require the further consent or authorization of or notice to or filing with any governmental authority or other regulatory body or third party;

        (d) This Guaranty is, in accordance with its terms, the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, and the execution and delivery of this Guaranty and compliance with the provisions hereof will not conflict with or constitute on the part of Guarantor a violation of, breach of, or default under (i) any provision of any indenture, mortgage, loan agreement or other instrument to which it is a party or by which any of its properties are bound, (ii) any law, order, injunction or decree of any court or governmental authority, or (iii) the Articles of Incorporation or Bylaws of Guarantor;

        (e) Except as otherwise disclosed to Lender in writing prior to the date of this Guaranty, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or threatened against Guarantor or which would adversely affect the validity or enforceability of this Guaranty or any agreement or instrument to which Guarantor is a party or which is used or contemplated for use in consummation of the transactions contemplated hereunder, or which would materially adversely affect Guarantor's financial condition or its ability to perform its obligations hereunder;

        (f) Guarantor is not "insolvent" on the date hereof (that is the sum of Guarantor's absolute and contingent liabilities, including any Debt, does not exceed the fair market value of Guarantor's assets). Guarantor's capital is adequate for the businesses in which Guarantor is engaged and intends to be engaged. Guarantor has not hereby incurred, nor does Guarantor intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature; and

        (g) All balance sheets, earning statements, financial data and other information concerning Guarantor which have been furnished to Lender to induce it to accept this Guaranty (or otherwise furnished by Guarantor in connection with the transactions contemplated hereby or associated herewith) fairly represent the financial condition of Guarantor as of the dates thereof and the results of Guarantor's business operations for the periods for which the same are furnished.

     SECTION 1.2 Covenants of Guarantor. The Guarantor hereby covenants and agrees that as long this Guaranty shall remain in effect, it will pay or cause to be paid when due all its indebtedness, taxes, assessments and other liabilities, except indebtedness, taxes, assessments, charges, and other liabilities being contested in good faith.

                                  ARTICLE II

                                   GUARANTY

     SECTION 2.1 Guarantee of Payment and Performance. Guarantor hereby jointly, severally and in solido unconditionally and irrevocably guarantees to Lender, the full and prompt payment and performance of all of the Indebtedness, as defined in the Loan Agreement, including principal, interest, costs and expenses, provided in no event shall the Indebtedness guaranteed hereunder exceed Fifty Million and No/100 Dollars ($50,000,000.000). All payments by Guarantor under this Guaranty shall be made in lawful money of the United States of America. The guarantee under this Section 2.1 is an absolute and continuing guarantee of payment and performance and not of collection.

     Guarantor's business operations for the periods for which the same are furnished.

     SECTION 2.2  Nature of Guarantee.  The obligations of the Guarantor under
                  -------------------
this Guaranty shall be absolute, unconditional, joint and several and in solido
                                                                      -- ------
with the Borrower. This Guaranty shall be absolute and unconditional irrespective of any other agreement or instrument to which the Guarantor is a party and shall remain in full force and effect until the earlier of (i) the date the Indebtedness is paid and performed in full or (ii) the Commencement Date, and until such event, the Indebtedness secured hereby and payment and performance hereunder shall not be subject to rescission or repayment pursuant to any bankruptcy, insolvency, arrangement, reorganization, moratorium, receivership or similar proceeding affecting the Guarantor. Such Indebtedness and this Guaranty shall not be affected, modified or impaired upon the happening from time to time of any event, including without limitation any of the following, whether or not such event shall occur with notice to, or the consent of, the Guarantor:

        (a) the waiver, surrender, compromise, settlement, discharge, release or termination of any Indebtedness or any or all of the obligations, covenants or agreements of Borrower or any other Person contained in the Loan Agreement, any Loan Document or any other documents executed in connection therewith or of payment, performance or observance thereof;

        (b) any defect in notice to the Guarantor of the occurrence of a default under this Guaranty or of any event of default under the terms and provisions of any Indebtedness, including without limitation, the Loan Agreement, the Note or any other Loan Document;

        (c) the validity, unenforceability or termination of the Loan Agreement, the Note, any other Loan Document or any other Indebtedness;

        (d) the waiver, compromise, surrender, settlement, release or termination of the obligations, covenants or agreements of the Guarantor contained in this Guaranty or of payment, performance or observance thereof;

        (e) the extension of the time for payment of any of the Indebtedness or of the time of performance of any representation, covenant or agreement under or arising out of the Loan Agreement, the Note, this Guaranty, or any other Loan Document or other documents executed in connection therewith or evidencing any other Indebtedness or any extension or renewal thereof;

        (f) the modification or amendment (whether material or otherwise) of any representation, obligation, covenant or agreement set forth in the Loan Agreement, the Note, any other Loan Document, or any other documents executed in connection therewith or evidencing any other Indebtedness;

        (g) the taking or the omission to take any action referred to in the Loan Agreement, the Note, any other Loan Document, or any other documents executed in connection therewith or evidencing any other Indebtedness or of any action under this Guaranty;

        (h) any failure, omission, delay or lack of diligence on the part of Lender in the enforcement, assertion or exercise of any right, power or remedy conferred on Lender in the Loan Agreement, the Note, any other Loan Document, or any other documents executed in connection therewith or evidencing any other Indebtedness or in this Guaranty, or the inability of Lender to enforce any provision of any such documents or Indebtedness for any other reason, or any other act or omission on the part of Lender or any allegation or contest of the validity or enforceability of this Guaranty in any proceedings;

        (i) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets and liabilities, the marshalling of

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     assets and liabilities, receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, arrangement, adjustment, composition or other similar proceedings affecting Borrower or Guarantor, or any of the assets of either of them, or any allegation or contest of the validity of the Loan Agreement, the Note, this Guaranty or any other Loan Document or document executed in connection therewith or evidencing any other Indebtedness in any proceeding;

        (j) the default or failure of the Guarantor fully to perform any of its obligations set forth in this Guaranty;

        (k) the failure of Borrower to perform any obligation contained in the Loan Agreement, the Note or any other Loan Document, or in any other document evidencing any other Indebtedness, for any reason whatsoever, including, without limiting the generality of the foregoing, insufficiency of funds, negligence or willful misconduct on the part of Borrower, its agents or independent contractors, legal action of any nature which prohibits or delays payment or performance of any Indebtedness, labor disputes, war, insurrection, natural catastrophe or laws, rules or regulations of any body, governmental or otherwise; or,

        (l) to the extent permitted by law, any other act or delay or failure to act, or any other thing which may or might in any manner, or to any extent vary the risk or release or discharge the Guarantor from the performance of observance of any obligation, covenant or condition contained in this Guaranty by operation of law.

It is the purpose and intent of the parties hereto that the guaranty of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except in accordance with Section 5.2 hereof or by payment as herein provided.

     SECTION 2.3  Waivers by Guarantor.  The Guarantor waives presentment,
                  --------------------
demand for protest, all pleas of division and discussion and notice of nonpayment or dishonor and all other notices and demands whatsoever and any other act or thing or omission or delay to do any other act or thing which might in any manner or to any extent vary the right of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

     SECTION 2.4  Subrogation and Subordination.  Notwithstanding any
                  -----------------------------
payment or payments made by the Guarantor by reason of this Guaranty, the Guarantor shall not be subrogated to any rights of Lender against Borrower until all of the Indebtedness shall have been paid and performed in full. Any claim of the Guarantor against Borrower arising from payments made by the Guarantor by reason of this Guaranty shall be in all respects subordinated to the full and complete payment, discharge and performance of all Indebtedness guaranteed hereby, including, without limitation, that Indebtedness evidenced by the Loan Agreement, the Note and the other Loan Documents, and no payment or performance by the Guarantor by reason of this Guaranty shall give rise to any claim of the Guarantor against Lender. Unless and until the Indebtedness shall have been paid and performed or deemed to have been paid and performed, the Guarantor will not assign or otherwise transfer any such claim against Borrower or any other party to any Loan Document to any other person.

     SECTION 2.5  Payments.  The Guarantor hereby agrees to make all payments
                  --------
and to perform all obligations at any time due and payable or to be performed hereunder directly to or for the benefit of Lender. No set-off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which the Guarantor may have or assert against Lender shall be available hereunder to Guarantor against Lender.

                                  ARTICLE III

                             DEFAULT AND REMEDIES
                             --------------------

     SECTION 3.1  Events of Default.  The following shall be "Events of Default"
                  -----------------
under this Guaranty and the term "Event of Default" shall mean, whenever it is used in this Guaranty, any one or more of the following events:

        (a) Failure of the Guarantor to make any payment required to be made under the provisions of this Guaranty;

        (b) Failure of the Guarantor to remedy any misrepresentation, or to observe and perform any covenant, condition or agreement in this Guaranty on its part to be observed or performed, other than referred to in Subsection (a) of this Section;

        (c) Proof that any material warranty, representation or other statement on behalf of Guarantor contained in this Guaranty or hereafter signed and furnished by or on behalf of Guarantor in the Loan Agreement, any Loan Document or otherwise at the time such warranty, representation or other statement is made, is false or misleading in any material respect; or

        (d) The institution of any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of Guarantor under any provision of the Federal Bankruptcy Code or under any other bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect.

     SECTION 3.2  Remedies. Upon the occurrence of an Event to Default, Lender
                  --------
may take any action at law or in equity to collect amounts then due and thereafter to

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

become due or to enforce performance and observance of any obligation, agreement or covenant of the Guarantor under this Guaranty.

                                  ARTICLE IV

                            ENFORCEMENT OF GUARANTY
                            -----------------------

     SECTION 4.1  No Remedy Exclusive.  No remedy conferred upon or reserved to
                  -------------------
Lender herein is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in additional to every other remedy given under this Guaranty or now or hereafter existing at law or in equity.

     SECTION 4.2  Right to Proceed Against Guarantor.  Each and every default in
                  ----------------------------------
payment or performance of any of the Indebtedness shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises but it shall not be necessary to sue on each and every cause. In the event of such a default, Lender in its sole discretion shall have the right to proceed first and directly against the Guarantor under this Guaranty without proceeding against Borrower or any other Person, without exhausting any other remedies which it may have and without resorting to any other security held by Lender.

     SECTION 4.3  Guarantor to Pay Costs of Enforcement.  Guarantor
                  -------------------------------------
unconditionally and irrevocably agrees to pay all costs, expenses, fees, including all reasonable attorneys' fees, and disbursements of counsel which may be paid or incurred by Lender in realizing upon any of the amounts or other Indebtedness guaranteed hereunder in enforcing or attempting to enforce this Guaranty or in protecting the rights of Lender whether the same shall be enforced by suit or otherwise.

     SECTION 4.4  No Waiver of Rights.  No delay or omission to exercise any
                  -------------------
right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In the event any provision contained in this Guaranty should be breached by the Guarantor and thereafter duly waived by Lender, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunder.

                                   ARTICLE V

                                    GENERAL
                                    -------

     SECTION 5.1  Definitions.  All capitalized terms used in this Guaranty
                  -----------
which are defined in the Loan Agreement and not otherwise defined herein shall have the meanings herein as set forth therein.

     SECTION 5.2  Term of Guarantee.  Guarantor further jointly, severally and
                  -----------------
in solido agrees that this Guaranty shall remain in full force and effect until
-- ------
the earlier of (i) the date all of the Indebtedness shall have been paid, discharged and performed in full and (ii) the Commencement Date.

     SECTION 5.3  Benefitted Parties.  This Guaranty shall not be deemed to
                  ------------------
create any right in, or to be in whole or in part for the benefit of, any person other than Lender and their permitted successors and assigns.

     SECTION 5.4  Entire Agreement; Counterparts; Governing Law.  This Guaranty
                  ---------------------------------------------
(a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and every party hereof shall be binding on the Guarantor and on its successors or assigns; (b) may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and (c) shall be governed in all respects, including validity, interpretation and effect, by, and shall be enforceable in accordance with, the laws of the State of Louisiana.

     SECTION 5.5  Consent to Jurisdiction.  Guarantor covenants and agrees that
                  -----------------------
it will remain subject to service of process in Louisiana so long as this Guaranty shall be in full force and effect. If for any reason Guarantor should not be so subject to service of process, Guarantor hereby designates and appoints, without power of revocation except in conjunction with a substitute appointment, the Secretary of State of the State of Louisiana as the agent of Guarantor upon whom may be served all notices, process, pleadings or other papers which may be served upon Guarantor as a result of any of its obligations, covenants or agreements contained in this Guaranty.

          Any legal suit, action or proceeding arising out of or relating to this Guaranty or any transaction contemplated hereby may be instituted in any state or federal court in the State of Louisiana, and Guarantor waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

     SECTION 5.6  Approval of Documents.  The Loan Agreement, the Note and the
                  ---------------------
other Loan Documents have been submitted to the Guarantor for examination and Guarantor acknowledges that, by execution of this Guaranty, Guarantor has approved the terms and provisions of the Loan Agreement, the Note and the other Loan Documents.

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     SECTION 5.7  Amendment.  This Guaranty may only be amended by an instrument
                  ---------
in writing executed by Guarantor and Lender.

     SECTION 5.8  Severability.  The invalidity or unenforceability of any one
                  ------------
or more phrases, sentences, clauses or sections in this Guaranty shall not
                            -------
affect the validity or enforceability of the remaining portions of this Guaranty or any part thereof.

     SECTION 5.9  Notices.  All notices, certificates  or other communications
                  -------
hereunder shall be sufficiently given and shall be deemed given when hand delivered to the addressee or mailed by certified mail-return receipt requested, postage prepaid, addressed as follows:

     If to Lender:

          HWCC-Louisiana, Inc.
          Two Galleria Tower, Suite 2200
          13455 Noel Road, LB 48
          Dallas, Texas  75240
          Telecopier No.:  (972) 386-7411

     If to Guarantor:

          New Orleans Paddlewheels, Inc.
          610 South Peters, Suite 202
          New Orleans, Louisiana  71030
          Telecopier No.:  (504) 587-1697

          The Guarantor and Lender may, by notice given hereunder, designate any further or different address to which subsequent notices or other communications shall be sent.

     SECTION 5.10 Interpretations.  The articles and section headings of this
                  ---------------
Guaranty are for reference purposes only and shall not affect its interpretation in any manner.

          IN WITNESS WHEREOF, Guarantor has executed this Guaranty and Lender has accepted the same, as of the date first above written.

                              "GUARANTOR"

                              NEW ORLEANS PADDLEWHEELS, INC.


                              By:
                                   ---------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

Accepted this ____ day of ____________, 1999.

                              "LENDER"

                              HWCC-LOUISIANA, INC.


                              By:
                                   ---------------------------------
                              Name:
                                   ---------------------------------
                              Title:
                                    --------------------------------

                                ACKNOWLEDGMENT
                                --------------

STATE OF LOUISIANA

PARISH OF ORLEANS

          BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared _________________ to me known, who declared and acknowledged before me, Notary, and the undersigned competent witnesses, that he is the _________________ of New Orleans Paddlewheels, Inc., that as such duly authorized agent, by and with the authority of the Board of Directors of New Orleans Paddlewheels, Inc., he signed and executed the foregoing instrument, as the free and voluntary act and deed of New Orleans Paddlewheels, Inc., for and on behalf of New Orleans Paddlewheels, Inc., and for the objects and purposes therein set forth.

          THUS DONE AND PASSED in the State and Parish aforesaid, on this ____ day of August, 1999, after due reading of the whole.

WITNESSES:

-------------------------------------

-------------------------------------

-------------------------------------








                                       ------------------------------------
                                       Notary Public

                                ACKNOWLEDGMENT
                                --------------

STATE OF LOUISIANA

PARISH OF ORLEANS

          BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared _________________ to me known, who declared and acknowledged before me, Notary, and the undersigned competent witnesses, that he is the _________________ of HWCC-Louisiana, Inc., that as such duly authorized agent, by and with the authority of the Board of Directors of HWCC-Louisiana, Inc., he signed and executed the foregoing instrument, as the free and voluntary act and deed of HWCC-Louisiana, Inc., for and on behalf of HWCC-Louisiana, Inc., and for the objects and purposes therein set forth.

          THUS DONE AND PASSED in the State and Parish aforesaid, on this ____ day of August, 1999, after due reading of the whole.


WITNESSES:

-------------------------------------

-------------------------------------

-------------------------------------








                                       ------------------------------------
                                       Notary Public